CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT


I, Richard J. Adler, Chief Executive Officer of EII Realty Securities Trust (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:      FEBRUARY 29, 2008           /S/ RICHARD J. ADLER
     ---------------------------       -----------------------------------------
                                       Richard J. Adler, Chief Executive Officer
                                       (principal executive officer)

I, Michael J. Meagher, Vice President and Treasurer of EII Realty Securities Trust (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:     FEBRUARY 28, 2008            /S/ MICHAEL J. MEAGHER
     -------------------------------   -----------------------------------------
                                       Michael J. Meagher, Vice President
                                       and Treasurer
                                       (principal financial officer)